Inventories, net	12 Months Ended
Dec. 31, 2023
Inventories, net [Abstract]
Inventories, net
Note 18. Inventories, net

	2023	2022
Raw materials and supplies	48,291	$42,701
Products in process	6,085	7,412
Finished products and merchandise	45,561	45,036
Inventory in transit	10,116	11,531
Subtotal	110,053	106,680
Less: Provision	(8,228)	(6,917)
Total	$101,825	$99,763
Inventories recognized as cost of goods sold during the year ended December 31, 2023 amounted to $185,772 (2022: $168,421). Inventories used as samples for the year ended December 31, 2023 amounted to $4,686 (2022: $6,659) were recognized as marketing expenses.

Write-downs of inventories to net realizable value and obsolescence adjustments amounted to 12,132 (2022: 6,332), were recognized within sales expenses during the year ended December 31, 2023.